                                  EXHIBIT 23(C)



               CONSENT OF BREWER, BEEMER, KUEHNHACKL & KOON, P.A.





                       CONSENT OF INDEPENDENT ACCOUNTANTS




         WE CONSENT TO THE USE IN THIS REGISTRATION STATEMENT ON FORM S-4 OF OUR REPORT DATED FEBRUARY 13, 1997, ON OUR AUDIT OF THE FINANCIAL STATEMENTS OF FIRST INDEPENDENCE BANK OF FLORIDA AND TO THE REFERENCE TO OUR FIRM UNDER THE HEADING "EXPERTS."



/s/ BREWER, BEEMER, KUEHNHACKL & KOON
-------------------------------------
BREWER, BEEMER, KUEHNHACKL & KOON

July 23, 1997




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